ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated September 29, 2017 to the Prospectus dated August 1, 2017, as supplemented

1.	The Fees and Expenses table and Expense Example on page 1 of the Prospectus are hereby deleted in their entirety and replaced with the following:

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)	Institutional Shares	R Shares
Management Fees	1.60%	1.60%
Distribution and/or Service (12b-1) Fees	None	0.25%
Other Expenses
Other Expenses	0.34%	0.66%
Dividend and Interest Expenses on Short Sales(1)	0.95%	1.01%
Acquired Fund Fees and Expenses(2)	0.05%	0.04%
Total Annual Fund Operating Expenses	2.91%	3.54%
Fee Waiver and/or Expense Reimbursement(3)	(0.03%)	(0.29%)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	2.88%	3.25%
(1)	Dividend and interest expenses on short sales occur when the Fund sells an equity or debt security short to gain the inverse exposure necessary to meet its investment objective.
(2)
Total Annual Fund Operating Expenses do not correlate to the ratio of gross expenses to average net assets given in the financial highlights, which reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

(3)
Absolute Investment Advisers LLC ("Absolute") has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and R Shares to 1.99% and 2.24%, respectively, through August 1, 2019 (the "Expense Cap"). Absolute may be reimbursed by the Fund for fees waived and expenses reimbursed by Absolute pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees. Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.

Example. This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions, whether you do or do not redeem your shares at the end of each period described below, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$291	$898	1,530	$3,231
R Shares	$328	$1,059	$1,811	$3,791

2.	The following paragraph is inserted as the new fourth paragraph in the section entitled "The Adviser and Subadvisers" on page 34 of the Prospectus:

Absolute has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses (excluding all taxes, interest, portfolio transaction expenses, dividend and interest expenses on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and R Shares to 1.99% and 2.24%, respectively, through August 1, 2019 (the "Expense Cap"). The Fund has agreed to repay Absolute for any advisory fees forgone and any operating expenses that Absolute reimburses under the expense limitation agreement, if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the expenses were waived or reimbursed. The Expense Cap may only be raised or eliminated with the consent of the Board of Trustees.
* * *

For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.

ABSOLUTE STRATEGIES FUND (the "Fund")

Supplement dated September 29, 2017 to the Statement of Additional Information ("SAI") dated August 1, 2017, as supplemented

1.	The section entitled "Fees" beginning on page 36 of the SAI is hereby deleted in its entirety and replaced with the following:
Fees. Absolute receives an advisory fee from the Fund at an annual rate equal to 1.60% of the Fund's average annual daily net assets under the terms of the Advisory Agreement. The advisory fee, if not waived, is accrued daily and paid monthly by the Fund and is assessed based on the daily net assets of the Fund. A Subadviser's fee is calculated as a percentage of the Fund's average daily net assets allocated to the Subadviser for management but is paid by the Adviser and not the Fund. Thus, any fee breakpoints or other reduction in a Subadviser's fee rates inures to the benefit of Adviser rather than the Fund. Absolute waives its investment advisory fees for any Fund assets invested in pooled investment vehicles sponsored by it.
The Adviser compensates each Subadviser from the advisory fees received by the Adviser. The aggregate subadvisory fees paid may change over time due to a number of factors such as subadvisory fee waivers or the addition or subtraction of subadvisers with varying management fees. It is expected that the aggregate fees paid to the Subadvisers will be approximately 0.80% of the Fund's average daily net assets.
In addition to receiving its advisory fee from the Fund, the Adviser may also act and be compensated as investment manager for its clients with respect to assets that such clients have invested in the Fund.
The Adviser has contractually agreed to waive its fee and/or reimburse Fund expenses to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement (excluding all taxes, interest, portfolio transaction expenses, dividends on short sales, acquired fund fees and expenses, proxy expenses and extraordinary expenses) of Institutional Shares and R Shares to 1.99% and 2.24%, respectively, through August 1, 2019 (the "Expense Cap"). The Expense Cap may only be raised or eliminated with the consent of the Board. The Adviser may be reimbursed by the Fund for fees waived and expenses reimbursed by the Adviser pursuant to the Expense Cap if such payment is made within three years of the fee waiver or expense reimbursement and does not cause the Total Annual Fund Operating Expense After Fee Waiver and/or Expense Reimbursement of the Fund to exceed the lesser of (i) the then-current expense cap, or (ii) the expense cap in place at the time the fees/expenses were waived/reimbursed. Total Annual Fund Operating Expenses Expense After Fee Waiver and/or Expense Reimbursement will increase if exclusions from the Expense Cap apply.
Table 1 in Appendix B shows the dollar amount of advisory fees accrued by the Fund, the amount of advisory fees waived and/or expenses reimbursed by the Adviser, if any, and the actual advisory fees retained by the Adviser. The data provided is for the last three fiscal years.
During the fiscal years ended March 31, 2015, March 31, 2016 and March 31, 2017 the aggregate amount of subadvisory fees paid to the Subadvisers was $17,742,540, $9,978,511 and $6,457,609 respectively. None of the Subadvisers are affiliates of the Adviser.

* * *

For more information, please contact a Fund customer service representative toll free at
 (888) 99-ABSOLUTE or (888) 992-2765.

PLEASE RETAIN FOR FUTURE REFERENCE.